Consolidated Balance Sheets (Parentheticals) (USD $)	Dec. 31, 2014	Dec. 31, 2013
Preferred stock, par value (in Dollars per share)	$ 0.01	$ 0.01
Preferred stock,shares authorized	100,000,000	100,000,000
Preferred stock, shares issued	0	0
Common stock, par value (in Dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	300,000,000	300,000,000
Common stock, shares issued	21,247,269	19,017,227
Common stock, shares outstanding	21,247,269	19,017,227